   As filed with the Securities and Exchange Commission on March 3, 1999


                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549

                             --------------------


                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported) February 16, 1999



                                 FRETTER, INC.
             (Exact Name of Registrant as Specified in Charter)



           Michigan            0-14611           38-1557359
        (State or Other      (Commission        (IRS Employer
        Jurisdiction of     File Number)     Identification No.)
        Incorporation)



            12501 Grand River
            Brighton, Michigan                       48116
 (Address of Principal Executive Offices)          (Zip Code)


                                (248) 213-3899
             (Registrant's telephone number, including area code)

                                      N/A
         (Former Name or Former Address, if Changed Since Last Report)

Item 3. Bankruptcy or Receivership

          On February 16, 1999, an order confirming the Third Amended Joint Liquidating Plan of Fretter, Inc. (the "Company") and Its Subsidiary Debtors (the "Liquidating Plan") was entered by the United States Bankruptcy Court for the Northern District of Ohio, Eastern Division (the "Bankruptcy Court"). A copy of the Liquidating Plan is filed herewith as Exhibit 2.1.

          The Liquidating Plan calls for the liquidation of all of the assets of the Company, the distribution of the proceeds from such liquidation to creditors in accordance with the provisions of chapter 11 of the Bankruptcy Code (11 U.S.C. Sections 101-1330) and, ultimately, the dissolution of the Company.

          As of February 16, 1999, the Company had 10,577,388 shares of common stock outstanding. Under the Liquidating Plan, all shares of the Company's capital stock will be canceled as of the Effective Date (as defined in the Liquidating Plan) and the Liquidating Plan does not provide for the reservation or future reservation of any such shares or the issuance of any new shares. No property will be distributed to or retained by the holders of any shares of the Company's capital stock pursuant to the Liquidating Plan.

          Information as to the assets and liabilities of the Company as of January 31, 1999 is included in the Monthly Operating Reports of Debtors and Debtors in possession for the Period Ended January 31, 1999 (the "January Monthly Operating Report"), which the Company filed with the Bankruptcy Court on February 19, 1999. A copy of the January Monthly Operating Report is filed herewith as Exhibit 99.1.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits.

     2.1 Third Amended Joint Liquidating Plan of Fretter, Inc. and Its Subsidiary Debtors, as Confirmed by the United States Bankruptcy Court for the Northern District of Ohio, Eastern Division on February 16, 1999.

     99.1 Monthly Operating Reports of Debtors and Debtors in Possession for the Period Ended January 31, 1999 (1)

(1) The Company agrees to furnish supplementally a copy of any omitted schedule or similar attachment to the Commission upon its request.

                                  SIGNATURES
                                  ----------


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              FRETTER, INC.


                              By /s/ J. Michael McLean
                                 --------------------------------------
                                 J. Michael McLean
                                 Controller

Date: March 3, 1999

                                 EXHIBIT INDEX
                                 -------------


 Exhibit
 Number               Document Description
---------  --------------------------------------------
  2.1      Third Amended Joint Liquidating Plan of
           Fretter, Inc. and Its Subsidiary Debtors,
           as Confirmed by the United States Bankruptcy
           Court for the Northern District of Ohio,
           Eastern Division on February 16, 1999

  99.1     Monthly Operating Reports of Debtors and
           Debtors in Possession for the Period Ended
           December 31, 1998
=======================================================